Exhibit 1

                              CONSULTING AGREEMENT

BY AND BETWEEN:

                           DONINI, INC.
                           a New Jersey corporation, duly incorporated and validly existing according to law, having a registered office at 4555 des Grandes Praires Blvd., Suite 30, in the City of St. Leonard, Province of Quebec, H1R 1A5, herein duly represented by Mr. Peter Deros, its President, duly authorized for these purposes as he so declares, hereinafter referred to as the "COMPANY"

AND:

                           ERIC BOYD, businessman, residing and domiciled at 190 Centenial, Beaconsfield, Quebec, H9W 2J9 hereinafter referred to as the "CONSULTANT"


         WHEREAS the Company seeks to hire Consultant and Consultant wishes to consult with the Company, it is hereby agreed:

         1. CONSULTANT: The Company hires Consultant as an independent business advisor and Consultant hereby accepts consulting with the Company upon the terms and conditions hereinafter set forth.

         2. TERM OF CONSULTING AGREEMENT: INITIAL TERM: The term of this Consulting Agreement shall commence on May 30, 2001 and shall terminate on May 30, 2003, unless otherwise extended or terminated as provided for under this Agreement.

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         3.    CONSULTANT DUTIES:

               A. SCOPE: In that capacity, Consultant shall provide introductions to business contacts, brokerage firms, Investment Bankers and consultants to the Company and shall also provide such additional services, and advice to the President and CEO of the Company, on all matters relating to the business and finances of the Company and its shareholder relations as from time to time requested.

               B. LOYAL AND CONSCIENTIOUS PERFORMANCE: Consultant agrees that to the best of his ability and experience he will at all times loyally and conscientiously perform all of the obligations required of him either expressly or implicitly by the terms of this Agreement.

               C. COMPETITIVE ACTIVITIES: During the term of this agreement Consultant shall not, directly or indirectly participate in any business that is in competition in any manner whatsoever with the business of the Company.

               D. TRADE SECRETS: (i) The parties acknowledge and agree that during the term of this Agreement and in the course of the discharge of this consulting hereunder, Consultant shall have access to and become acquainted with information concerning the operation of the Company, including without

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                    limitation, customers, financial statements and data,
                    personnel, sales, planning, marketing and other information that is owned by the Company and regularly used in the operation of the Company's business and that this information constitutes the Company's trade secrets. (ii) Consultant agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this agreement or at any time thereafter, except as is required in the course of his consulting with the Company. The unauthorized use or disclosure of any of the Company's trade secrets obtained by Consultant during his consulting with the Company shall constitute unfair competition. (iii) Consultant further agrees that all files, records, documents, equipment and similar items relating to Company's business, whether prepared by Consultant or others, are and shall remain exclusively the property of the Company.

               E. PERIODIC REPORTS: Consultant shall provide periodic reports to the Company as to his performance of projects assigned to him, at least on a quarterly basis. Failure to provide reports shall constitute a breach of this Agreement.

         4.    COMPENSATION:

               A. STOCK AND OPTIONS: As compensation for the services provided and to be provided pursuant to the terms hereof, the Company shall issue to the Consultant seven hundred fifty thousand (750,000) shares of its common stock as fully paid and non-assessable, to be issued upon the execution of this

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                    agreement (par value $.001 per share). In addition, the
                    Company shall grant to the Consultant an option to purchase an aggregate of seven hundred fifty thousand (750,000) shares of common stock of the Company (the "optioned shares") on the following terms:

                           Number of Shares          Exercise Price
                           ----------------          --------------

                               250,000               $1.00 per share

                               250,000               $2.00 per share

                               250,000               $3.00 per share

                    All options are exercisable commencing July 15, 2001 and expire three (3) years thereafter or July 15, 2004 (hereinafter referred to as the "Expiration Date").

               B. COMPLIANCE WITH SECURITIES LAWS: The issuance by the Company and the resale by the Consultant shall be subject to compliance with all applicable U.S. federal and state securities laws, regulations and policies, and may only be issued by the Company or resold by the Consultant pursuant to a valid registration statement or applicable exemption. Consultant confirms and acknowledges that in the event the shares of common stock issued to him are registered with the U.S. Securities and Exchange Commission pursuant to Form S-8 no shares will be sold without a proper reoffering memorandum and no proceeds from the resale of said shares will be used as a capital investment in the Company, nor shall it be used to promote the market value of the Company's outstanding common stock, nor shall proceeds be

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                    used for any other purpose contrary to law. A violation of this provision shall constitute a breach of this Agreement by the Consultant, and shall result in the forteiture of all remaining shares owned by the Consultant, as well as other applicable remedies under the law.

               C.   TAX WITHHOLDING AND INDEPENDENT CONTRACTOR STATUS:
                    Consultant hereby acknowledges and warrants that neither he nor any of his employees or agents, will be treated as an employee of the Company with respect to any services rendered to the Company for any purpose whatsoever, nor shall the Company be required to pay any U.S. or Canadian Social Security, Federal or State or Provincial Unemployment taxes or income tax withholding at any source for Consultant or his employees, Consultant being solely responsible for all such taxes, if any.

         5. EXPENSE ALLOWANCE: The Company shall reimburse Consultant for all business related expenses incurred by Consultant on behalf of the Company during the term of this Agreement, however, any expenses in excess of $500.00 shall be approved in advance by the Company.

         6.    TERMINATION:

               A. TERMINATION FOR CAUSE: The Company reserves the right to terminate this Agreement, if Consultant willfully breaches or habitually neglects his consulting duties which he is asked to perform under the terms of this Agreement including

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                    but not limited to failure to provide reports as required
                    hereunder, or by the President of the Company, or commits such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his consulting. Consultant agrees that he will not engage in any act which would constitute a violation on any state or federal securities laws of the U.S. or Canadian federal or Provincial securities laws or regulations. In the event of any termination for cause, all outstanding unexercised stock options shall be deemed void as of the date of termination.

               B. TERMINATION WITHOUT CAUSE: Notwithstanding any provision of this Agreement, if, during the initial term of this Agreement or any extension thereof, the Company terminates this Agreement without cause or materially breaches this Agreement, the Company shall deliver to the Consultant, without setoff, all options granted to him under this agreement, which shall be deemed immediately vested with the Consultant.

               C. TERMINATION BY CONSULTANT: Consultant may terminate his obligations under this Agreement by giving the Company at least 30 days notice in advance in which event all options previously vested, but unexercised shall remain valid, however Consultant shall not be entitled to any unvested options. If control in the Company should in any way change from the current President & CEO (Peter Deros), Consultant

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                    may terminate this agreement immediately at his option, and all options granted to him pursuant to the terms hereof shall be deemed immediately vested.

         7.    CONSULTANT'S OBLIGATION AFTER TERMINATION: SOLICITATION OF
CUSTOMERS: Consultant agrees that for a period of one year (1) immediately following the termination of his consulting agreement with the Company, Consultant shall not directly or indirectly make known to any person, firm, or corporation the names or addresses of any of the customers of the Company or any other information pertaining to them, or call on, solicit, take away, or attempt to call on, solicit, or take away any of the acquaintances during his term of consulting with the Company, either for himself or for any other person, firm, or corporation.

         8. MEDIATION: Any controversy between the parties involving the construction or application of any terms, provisions, or conditions of this agreement, shall on the written request of either party served on the other, be submitted to mediation before a neutral third party of the American Arbitration Association (AAA). The parties shall share the cost of mediation jointly.

         9. ENTIRE AGREEMENT: This agreement supersedes any and all other agreements, either written or oral, between the parties hereto with respect to the consulting of the Consultant to the Company and contains all of the covenants and agreements between the parties with respect to such consulting for the Company in any manner whatsoever. Both parties must sign any modification to this agreement. The parties shall execute such further documents, agreements and

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instruments as may be necessary in order to give full force and effect to the foregoing and shall obtain such authorizations, approvals, permits and consents as may be required by law or otherwise, including any approvals of the Board of Directors of any corporate entities.

         10. PARTIAL INVALIDITY: If any part of this agreement shall be determined by a court or mediator to be invalid, the remainder hereof shall be construed as if the invalid portion has been omitted.

         11. WAIVER: No waiver of any of the provisions of this agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         12. U.S. DOLLARS: Unless otherwise provided herein, all monetary amounts herein are in currency of the United States of America.

         13. LAW GOVERNING AGREEMENT: This agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed this 30th day of May, 2001.

DONINI INC.



Per: /s/ PETER DEROS                   /s/ ERIC BOYD
     -------------------------         -------------------------
     Peter Deros, President            ERIC BOYD

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